Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Jeffrey R. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 17, 2011
/s/ Jeffrey R. Brown

Jeffrey R. Brown

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 17th day of February, 2011, by Jeffrey R. Brown, who I have identified to be the person who signs herein.

/s/ Martha Irene Drummonds

NOTARY PUBLIC

My Commission Expires: February 11, 2012

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Robert C. Clark, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 17, 2011
/s/ Robert C. Clark

Robert C. Clark

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 17th day of February, 2011, by Robert C. Clark, who I have identified to be the person who signs herein.

/s/ Martha Irene Drummonds

NOTARY PUBLIC

My Commission Expires: February 11, 2012

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Lisa W. Hess, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2011
/s/ Lisa W. Hess

Lisa W. Hess

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 11th day of February, 2011, by Lisa W. Hess, who I have identified to be the person who signs herein.

/s/ Karen E. Lee

NOTARY PUBLIC

My Commission Expires: February 17, 2014

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Edward M. Hundert, M.D., a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 16, 2011
/s/ Edward M. Hundert

Edward M. Hundert, M.D.

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 16th day of February, 2011, by Edward M. Hundert, M.D., who I have identified to be the person who signs herein.

/s/ Martha Irene Drummonds

NOTARY PUBLIC

My Commission Expires: February 11, 2012

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Lawrence H. Linden, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 14, 2011
/s/ Lawrence H. Linden

Lawrence H. Linden

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 14th day of February, 2011, by Lawrence H. Linden, who I have identified to be the person who signs herein.

/s/ Amy M. Tohn

NOTARY PUBLIC

My Commission Expires: March 29, 2014

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Maureen O’Hara, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 14, 2011
/s/ Maureen O’Hara

Maureen O’Hara

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 14th day of February, 2011, by Maureen O’Hara, who I have identified to be the person who signs herein.

/s/ Charlotte L. Mosher

NOTARY PUBLIC

My Commission Expires: November 9, 2013

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Donald K. Peterson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 17, 2011
/s/ Donald K. Peterson

Donald K. Peterson

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 17th day of February, 2011, by Donald K. Peterson, who I have identified to be the person who signs herein.

/s/ Martha Irene Drummonds

NOTARY PUBLIC

My Commission Expires: February 11, 2012

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Sidney A. Ribeau, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 17, 2011
/s/ Sidney A. Ribeau

Sidney A. Ribeau

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 17th day of February, 2011, by Sidney A. Ribeau, who I have identified to be the person who signs herein.

/s/ Martha Irene Drummonds

NOTARY PUBLIC

My Commission Expires: February 11, 2012

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Dorothy K. Robinson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 17, 2011
/s/ Dorothy K. Robinson

Dorothy K. Robinson

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 17th day of February, 2011, by Dorothy K. Robinson, who I have identified to be the person who signs herein.

/s/ Martha Irene Drummonds

NOTARY PUBLIC

My Commission Expires: February 11, 2012

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that David L. Shedlarz, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 17, 2011
/s/ David L. Shedlarz

David L. Shedlarz

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 17th day of February, 2011, by David L. Shedlarz, who I have identified to be the person who signs herein.

/s/ Martha Irene Drummonds

NOTARY PUBLIC

My Commission Expires: February 11, 2012

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that David F. Swensen, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 17, 2011
/s/ David F. Swensen

David F. Swensen

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 17th day of February, 2011, by David F. Swensen, who I have identified to be the person who signs herein.

/s/ Martha Irene Drummonds

NOTARY PUBLIC

My Commission Expires: February 11, 2012

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Ronald L. Thompson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 17, 2011
/s/ Ronald L. Thompson

Ronald L. Thompson

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 17th day of February, 2011, by Ronald L. Thompson, who I have identified to be the person who signs herein.

/s/ Martha Irene Drummonds

NOTARY PUBLIC

My Commission Expires: February 11, 2012

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Marta Tienda, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 15, 2011
/s/ Marta Tienda

Marta Tienda

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 15th day of February, 2011, by Marta Tienda, who I have identified to be the person who signs herein.

/s/ Martha Irene Drummonds

NOTARY PUBLIC

My Commission Expires: February 11, 2012

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that Rosalie J. Wolf, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Jonathan Feigelson, William J. Mostyn III, or Stewart P. Greene, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to sign this Registration Statement on Form S-1, together with any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 for the TIAA Real Estate Account, as well as any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 16, 2011
/s/ Rosalie J. Wolf

Rosalie J. Wolf

State of New York	)
)ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 16th day of February, 2011, by Rosalie J. Wolf, who I have identified to be the person who signs herein.

/s/ Martha Irene Drummonds

NOTARY PUBLIC

My Commission Expires: February 11, 2012